                                                                    Exhibit 99.2


                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

      This Intellectual Property Security Agreement is entered into as of December 21, 2001 by and between SILICON VALLEY BANK ("Bank") and SUNRISE TECHNOLOGIES INTERNATIONAL, INC. ("Grantor").

                                    RECITALS

1. Grantor and Bank previously entered into that certain Loan and Security Agreement, dated June 29, 2000, as amended by that certain Loan Modification Agreement, dated September 20, 2000 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Under the Loan Agreement, Bank made certain loans and advances to Grantor.

2. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

3. From time to time, Bank, at the request of Grantor, has extended the maturity date of the Loan Agreement. However, to induce Bank to agree to the extensions, Grantor granted to Bank a security interest in 2,000,000 shares of common stock of Grantor (the "Stock Collateral") pursuant to that certain Security Agreement - Stock Pledge, dated August 3, 2001, between Grantor and Bank (the "Stock Pledge").

4. Grantor has advised Bank that investors are interested in purchasing the Stock Collateral, free and clear of Bank's security interest, as part of a transaction that would benefit the Grantor and Bank by enhancing Grantor's ability to obtain future investment financing. The proceeds from a sale of the Stock Collateral to the investors, as well as future investment financing, would increase Grantor's available working capital.

5. Grantor has requested and Bank has agreed to release its security interest in the Stock Collateral in exchange for a grant by Grantor of a security interest in certain Copyrights, Trademarks and Patents, including all of its present and future patents, trade names, trademarks, servicemarks, copyrights, and all rights related thereto to secure the Obligations of Grantor under the Loan Agreement.

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its Obligations under the Loan Agreement and all other agreements now existing or hereafter arising between Grantor and Bank, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

      To secure its Obligations under the Loan Agreement and under any other agreement now existing or hereafter arising between Bank and Grantor, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its present and future intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof; provided, however, that the Bank's right to receive proceeds, including proceeds from any foreclosure sale of the collateral subject to this Agreement, shall be limited in amount to $1,500,000, plus accrued interest, costs, fees (including attorneys fees) and expenses owing by Grantor to Bank.

      This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person of any or all other rights, powers or remedies.

      Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property in which Grantor has an interest. Grantor shall register or cause to be registered on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, the intellectual property rights listed on such exhibits. From time to time hereafter, Grantor shall register on an expedited basis such additional intellectual property developed or acquired by Grantor in connection with any product prior to the sale or licensing of such product to any third party or inclusion of such product in any other product sold or licensed to any third party.

      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                    GRANTOR:

                                 SUNRISE TECHNOLOGIES INTERNATIONAL, INC.


                                 By:
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------


                                 BANK:


                                 SILICON VALLEY BANK



                                 By:
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------

                                    EXHIBIT A

                                   Copyrights


                                                    Registration   Registration
                   Description                         Number          Date
                   -----------                         ------          ----

                                    EXHIBIT B
                                     Patents

                                            Mark                                                  Registration Number
                                            ----                                                  -------------------
An Apparatus for Generation and Delivery of Radiation (Austria)                                        36919-3692
An Apparatus for Generation and Delivery of Radiation (Australia)                                        140027
An Apparatus for Generation and Delivery of Radiation (Brazil)                                        DI5900666-8
An Apparatus for Generation and Delivery of Radiation (Benelux)                                         30843-01
An Apparatus for Generation and Delivery of Radiation (Canada)                                           91452
An Apparatus for Generation and Delivery of Radiation (Switzerland)                                      126010
An Apparatus for Generation and Delivery of Radiation (Germany)                                        49902139.8
An Apparatus for Generation and Delivery of Radiation (Denmark)                                        199901142
An Apparatus for Generation and Delivery of Radiation (Spain)                                           0144864
An Apparatus for Generation and Delivery of Radiation (Finland)                                          20955
An Apparatus for Generation and Delivery of Radiation (France)                                           991397
An Apparatus for Generation and Delivery of Radiation (United Kingdom)                                  2081653
An Apparatus for Generation and Delivery of Radiation (Greece)                                          6000432
An Apparatus for Generation and Delivery of Radiation (Ireland)                                          D12618
An Apparatus for Generation and Delivery of Radiation (Japan)                                           1068015
An Apparatus for Generation and Delivery of Radiation (Korea, South)                                    0260192
An Apparatus for Generation and Delivery of Radiation (Sweden)                                           66014
An Apparatus for Generation and Delivery of Radiation (Taiwan)                                           071854
An Apparatus for Generation and Delivery of Radiation (United States)                                   D441080
An Apparatus for Generation and Delivery of Radiation (Finland)                                          20956
An Apparatus for Generation and Delivery of Radiation  (United Kingdom)                                 2081654
An Apparatus for Generation and Delivery of Radiation (Ireland, Rep. of)                                 D12619
An Apparatus for Generation and Delivery of Radiation (Japan)                                           1068512
An Apparatus for Generation and Delivery of Radiation (Korea, South)                                    0260193
An Apparatus for Generation and Delivery of Radiation (United Kingdom)                                  2081655
An Apparatus for Generation and Delivery of Radiation (Ireland, Rep. of)                                 D12620
An Apparatus for Generation and Delivery of Radiation (Korea, South)                                    0260194
Optical Fiber Probe and Laser Sclerostomy Procedure (United States)                                     5129895
Optical Fiber Probe and Laser Sclerostomy Procedure (United States)                                    5,431,646

                                            Mark                                                  Registration Number
                                            ----                                                  -------------------
Apparatus for the Treatment of the Cornea (Austria)                                                     0480995
Apparatus for the Treatment of the Cornea (Australia)                                                    645513
Apparatus for the Treatment of the Cornea (Belgium)                                                     0480995
Apparatus for the Treatment of the Cornea (Canada)                                                      2063245
Apparatus for the Treatment of the Cornea (Switzerland)                                                 0480995
Apparatus for the Treatment of the Cornea (Germany)                                                    P69013508
Apparatus for the Treatment of the Cornea (Denmark)                                                     0480995
Apparatus for the Treatment of the Cornea (Spain)                                                       2064745
Apparatus for the Treatment of the Cornea (France)                                                      0480995
Apparatus for the Treatment of the Cornea (United Kingdom)                                              0480995
Apparatus for the Treatment of the Cornea (Hong Kong)                                                   1006802
Apparatus for the Treatment of the Cornea (Italy)                                                       0480995
Apparatus for the Treatment of the Cornea (Korea, South)                                                0294858
Apparatus for the Treatment of the Cornea (Netherlands)                                                 0480995
Apparatus for the Treatment of the Cornea (Sweden)                                                      0480995
Method for Collagen Treatment (United States)                                                          4,976,709
Collagen Treatment Apparatus (United States)                                                           5,137,530
Collagen Treatment Apparatus and Method (United States)                                                5,374,265
Method for Collagen Shrinkage (United States)                                                          5,304,169
Collagen Treatment Apparatus (United States)                                                           5,484,432
Collagen Treatment Apparatus (United States)                                                           5,618,284
Collagen Treatment Apparatus and Method  (Austria)                                                      0581339
Collagen Treatment Apparatus and Method  (Australia)                                                     673235
Collagen Treatment Apparatus and Method  (Belgium)                                                      0581339
Collagen Treatment Apparatus and Method  (Switzerland)                                                  0581339
Collagen Treatment Apparatus and Method  (Germany)                                                      69033376
Collagen Treatment Apparatus and Method  (Denmark)                                                      0581339
Collagen Treatment Apparatus and Method  (Spain)                                                        0581339
Collagen Treatment Apparatus and Method (France)                                                        0581339
Collagen Treatment Apparatus and Method  (United Kingdom)                                               0581339
Collagen Treatment Apparatus and Method  (Italy)                                                        0581339
Collagen Treatment Apparatus and Method  (Luxembourg)                                                   0581339

                                            Mark                                                  Registration Number
                                            ----                                                  -------------------
Collagen Treatment Apparatus and Method  (Netherlands)                                                  0581339
Collagen Treatment Apparatus and Method  (Sweden)                                                       0581339
Collagen Treatment Apparatus and Method  (Singapore)                                                   9691430-4
Apparatus for Performing Corneal Reshaping to Correct (Austria)                                         0591191
Apparatus for Performing Corneal Reshaping to Correct  (Switzerland)                                    0591191
Apparatus for Performing Corneal Reshaping to Correct  (Germany)                                        0591191
Apparatus for Performing Corneal Reshaping to Correct  (Denmark)                                        0591191
Apparatus for Performing Corneal Reshaping to Correct  (Spain)                                          0591191
Apparatus for Performing Corneal Reshaping to Correct  (France)                                         0591191
Apparatus for Performing Corneal Reshaping to Correct  (United Kingdom)                                 0591191
Apparatus for Performing Corneal Reshaping to Correct  (Italy)                                          0591191
Apparatus for Performing Corneal Reshaping to Correct  (Sweden)                                         0591191
Method and Apparatus for Performing Corneal Reshaping (United States)                                  5,779,696
Radiation Delivery System for Reshaping a Surface (Australia)                                            683709
Method and Apparatus for Tympanic Membrane Shrinkage (United States)                                   5,591,157
Method and Apparatus for Exposing a Human Eye (United States)                                           6149643
Radiation Treatment for Treating Eyes to Correct Vision (United States)                                 6159205
Method and Apparatus for Collagen Shrinkage  (Luxembourg)                                              93117037.7

PENDING APPLICATIONS                                                                               Application Number
                                                                                                   ------------------
An Apparatus for Generation and Delivery of Radiation (Italy)                                          990000051
An Apparatus for Generation and Delivery of Radiation (Mexico)                                           990290
Apparatus for the Treatment of the Cornea (Japan)                                                     510581/1990
Apparatus for the Treatment of the Cornea (Singapore)                                                  9603573-8
Collagen Treatment Apparatus and Method (Singapore)                                                    9903724-4
Collagen Treatment Apparatus (United States)                                                           08/446197
Collagen Treatment Apparatus and Method (Japan)                                                       526923/1995
Collagen Treatment Apparatus (European Patent Office)                                                  94914806.8
Apparatus for Performing Corneal Reshaping to Correspond (Singapore)                                   9604291-6
Apparatus for Cornea Reshaping (United States)                                                         08/192979
Method and Apparatus for Performing Corneal Reshaping (United States)                                  08/429,748
Method and Apparatus for Performing Corneal Reshaping (United States)                                  08/430,789
Radiation Delivery System for Reshaping a Surface (Canada)                                              2177580

                                            Mark                                                   Application Number
                                            ----                                                   ------------------
Radiation Delivery System for Reshaping a Surface (European Patent Office)                             95904783.8
Radiation Delivery System for Reshaping a Surface (Japan)                                              515753/95
Method and Apparatus for Exposing a Human Eye (Australia)                                               57007/99
Method and Apparatus for Exposing a Human Eye (Korea, South)                                          2001-7002876
Method and Apparatus for Preparing an Eye (United States)                                              09/376269
Radiation Treatment Method for Treating Eyes to Correct Vision (Australia)                              59072/99
Radiation Treatment Method for Treating Eyes to Correct Vision (Japan)                                2000-568439
Radiation Treatment Systems and Methods for Use (United States)                                        09/611607
Compositions and Methods for Stabilizing Modified (United States)                                      09/559933
Compositions and Methods for Stabilizing Modified (Patent Cooperation Treaty)                          US01/12127
Optical Device and Fluorometry Sys and Methods of Using Same (United States)                           09/588274
Apparatus and Method for Shrinking Collagen (United States)                                            09/770098
Radiation Treatment System and Method of Using Same (United States)                                    09/770094
Influence of Photothermal Reactions upon the Molec (United States)                                     09/550579
Influence of Photothermal Reactions upon the Molec (Patent Cooperation Treaty)                         US00/13600
Optical Fibre Probe and Laser Sclerostomy Procedure (Patent Cooperation Treaty)                       PCT/US91/033
Apparatus for Treatment of the Cornea (NAT Phase)                                                      90910981.1
Apparatus for Treatment of the Cornea (Patent Cooperation Treaty)                                      US94/04183
Collagen Treatment Apparatus and Method (Canada-Published)                                              2187755
Collagen Treatment Apparatus and Method (Euro Patent Office - NAT Phase)                               93117037.7
Collagen Treatment Apparatus and Method (Hong Kong)                                                    98114897.8
Collagen Treatment Apparatus and Method (Patent Cooperation Treaty)                                   PCT/US90/038
Apparatus for Performing Corneal Reshaping to Cornea (Euro Patent Office - NAT Phase)                  91913930.3
Apparatus for Performing Corneal Reshaping to Cornea (Hong Kong)                                       98115239.2
Apparatus for Performing Corneal Reshaping to Cornea (Patent Cooperation Treaty)                      PCT/US91/051
Radiation Delivery System for Reshaping a Surface (Hong Kong)                                          98113238.3
Radiation Delivery System for Reshaping a Surface (Patent Cooperation Treaty - NAT Phase)              US94/13792
Method and Apparatus for Exposing Human Eye to a Controlled Pattern of Radiation (European             99944031.6
Patent Office - Published corresponds to U.S. Application 09/146,999)
Radiation Treatment Method for Treating Eyes to Correct Vision (European Patent Office -               99946728.5
Published)

                                            Mark                                                   Application Number
                                            ----                                                   ------------------
Radiation Treatment Method for Treating Eyes to Correct Vision (European Patent Office -               US99/20154
Published)
Influence of Photo thermal Reactions  (United States)                                                  60/137,459
Antifibrotic Therapy in Ocular Pathology (United States)                                               60/145,069
Inhibition of the Biological Response to Injury (United States)                                        60/147,123
Photothermal Refractive Corneoplasty (United States)                                                   60/152,773
Thermal Refractive Corneoplasty (United States)                                                        60/153,589
Remedial Cross-Link to Restore Lamellar Stabile (United States)                                        60/161,147

                                    EXHIBIT C
                                   Trademarks


Mark                                                                                Registration Number
----                                                                                -------------------
HYPERION (Australia)                                                                       778028
HYPERION (Japan)                                                                          4364923
HYPERION (Korea, South)                                                                    455740
HYPERION (Singapore)                                                                     T98/11567A
HYPERION (Taiwan)                                                                          865506

                                                                                     Application Number
                                                                                     ------------------
HYPERION (Argentina)                                                                      2184556
HYPERION (Brazil)                                                                        821361112
HYPERION (Canada)                                                                          897095
HYPERION (BU)                                                                              974915
HYPERION (South Africa)                                                                   98/20657
Sunrise LTK System (United States)                                                       76/671982
HYPERION (United States)                                                                 75/540702